Summary Prospectus

November 30, 2010

Perimeter Small Cap Growth Fund
of The RBB Fund, Inc.

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://perimeterfunds.onlineprospectus.net/perimeterfunds/SmallCapGrowth_Inv. You can also get this information at no cost by calling (888) 968-4964 or by sending an e-mail request to info@perimetercap.com. The Fund's Prospectus dated November 30, 2010 and the Fund's Statement of Additional Information ("SAI"), dated November 30, 2010 are incorporated by reference into this Summary Prospectus.

Ticker Symbol: Investor Class Shares: PSCGX

FUND INVESTMENT OBJECTIVE

The investment objective of the Perimeter Small Cap Growth Fund (the "Fund") is to seek long-term capital appreciation.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (charged on redemptions within 7 days of purchase)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.47%
Fee Waiver and/or Expense Reimbursement(1)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%

  (1)  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% of the Fund's average daily net assets attributable to Investor Class Shares through December 31, 2011. If at any time during the first three years the Advisory Agreement is in effect, the Fund's Investor Class Shares Total Annual Fund Operating Expenses for that year are less than 1.35%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$453	$791	$1,747

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. On February 8, 2010, substantially all of the assets of the Perimeter Small Cap Growth Fund, a portfolio of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), were transferred to the Fund in a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund and the Fund's fiscal year end changed from July 31 to August 31. During the most recent fiscal year ended July 31, 2010 and for the period from August 1, 2010 through August 31, 2010, the Fund's portfolio turnover rate was 97% and 7% (not annualized), respectively, of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include American Depositary Receipts ("ADRs"), among other types of securities.

The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance. In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. For more information about the Fund's investment strategy and risks associated with investing in the Fund, please read the "Fund Information" section.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The performance information shown below is that of the Investor Class Shares of the Predecessor Fund, which commenced operations on September 29, 2006. The bar chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.perimetercap.com or 1-888-968-4964.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	Worst Quarter:
22.86% (quarter ended June 30, 2009)	(26.44)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2010: 7.91%

Average Annual Total Returns

This table compares the average annual total returns of the Predecessor Fund's Investor Class Shares for the calendar year ended December 31, 2009 and since inception to those of the Russell 2000® Growth Index.

	1 Year	Since Inception*
Fund Returns Before Taxes	31.67%	(2.10)%
Fund Returns After Taxes on Distributions**	31.67%	(2.21)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	20.59%	(1.83)%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)***	34.47%	(1.17)%

  *  The Fund's inception date was September 29, 2006. Index comparisons begin September 30, 2006.

  **  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

  ***  The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. As of October 31, 2010, the market capitalization range of the companies in the Russell 2000 Growth Index was between $486 million and $4.091 billion.

MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management LLC,
Six Concourse Parkway, Suite 3300,
Atlanta, Georgia 30328

Portfolio Managers

Mark D. Garfinkel, CFA,
Chief Investment Officer and
Portfolio Manager of the Fund
since inception

Jim N. Behre,
Director of Investment Research,
Senior Research Analyst
and Portfolio Manager of the Fund
since inception

PURCHASE AND SALE INFORMATION

Minimum Initial Investment: $100,000*

Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open and through the means described below.

Purchase and Redemption by Mail:
Regular Mail:
Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9842
Providence, RI 02940-8042

Overnight Delivery:
Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 8611799161
F/B/O Perimeter Small Cap Growth Fund
Ref. (Shareholder or Account Name;
Account Number)

Redemption By Telephone:

Call the Transfer Agent at 1-888-968-4964

TAXES

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income. Additionally, you will recognize gain or loss when you redeem Shares. Distributions on, and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTMENT COMPANY ACT FILE NO. 811-05518